SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 1, 2000
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                             The Quigley Corporation
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               (Exact Name of Registrant as Specified in Charter)


Nevada                              01-21617                 23-2577138
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)


Kells Building, 621 Shady Retreat Road, Doylestown, PA             18901
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (215) 345-0919
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report.)




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         Item 5.  Other Events.

         On March 1, 2000, Mr. Gurney P. Sloan resigned as a member of the Registrant's board of directors. Mr. Sloan had served as a director since December 1997. Mr. Sloan resigned for personal reasons and to pursue other professional interests.



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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE QUIGLEY CORPORATION



Dated: March 6, 2000                By:     /s/ Guy J. Quigley
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                                             Name:  Guy J. Quigley
                                             Title: President



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